DEMAND NOTE
Date: Feb. 7, 1997
$ 439,860.37

Payable on demand no sooner than December 31,1998, Southern Ventures Inc., for value received, promises to pay to the order of Gordon Tucker and Bobby Harvey the sum of Four hundred thirty nine thousand - eight hundred sixty dollars and 37 cents. ($439,860.37) together with simple interest thereon from January 1, 1997 until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President

                               DEMAND NOTE
Date: Feb. 10, 1997
$ 30,000

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of eleven thousand dollars ($11,000) together with simple interest thereon from February 3, 1997 until paid at the rate of 8% per annum and the sum of nineteen thousand dollars ($19,000) together with simple interest thereon from February 7, 1997 until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President


                                DEMAND NOTE
Date: Mar. 5, 1997
$ 50,000

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of fifty thousand dollars ($50,000) together with simple interest thereon from the date herein until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President


                                DEMAND NOTE
Date: Mar. 21, 1997
$ 50,000

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of fifty thousand dollars ($50,000) together with simple interest thereon from the date herein until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President


                                DEMAND NOTE
Date: May. 8, 1997
$ 75,719.63

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of forty one thousand one hundred ninety dollars ($41,190) together with simple interest thereon from April 13, 1997 until paid at the rate of 8% per annum and the sum of thirty four thousand five hundred twenty nine dollars and 63 cents ($34,529.63) together with simple interest thereon from the date herein until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President


                                DEMAND NOTE
Date: June. 17, 1997
$ 79,600

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of forty two thousand five hundred dollars ($42,500) together with simple interest thereon from June 1, 1997 until paid at the rate of 8% per annum and the sum of thirty four thousand one hundred dollars ($34,100) together with simple interest thereon from the date herein until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President


                                DEMAND NOTE
Date: June. 17, 1997
$ 54,000

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of twenty eight thousand five hundred dollars ($28,500) together with simple interest thereon from July 3, 1997 until paid at the rate of 8% per annum and the sum of twenty five thousand five hundred dollars ($25,500) together with simple interest thereon from the date herein until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President


                                DEMAND NOTE
Date: August. 12, 1997
$ 140,000

On demand, Southern Ventures, Inc., for value received, promises to pay to the order of Bobby Harvey the sum of one hundred forty thousand dollars ($140,000) together with simple interest thereon from the date herein until paid at the rate of 8% per annum.

In the event this note is not paid when due, Southern Ventures Inc., shall pay all attorneys fees and reasonable costs of collection.

This note is made and executed under, and is in all respects governed by, the laws of the State of Alabama

Southern Ventures, Inc.

"Gordon Tucker"
Gordon Tucker
President